EXHIBIT 23.1

Consent of Independent Auditors

The Board of Directors
Crompton Corporation:

We consent to the use of our reports incorporated herein by reference in the Registration Statement on Form S-8.

/s/ KPMG LLP KPMG LLP

Stamford, Connecticut
May 7, 2001